UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 28, 2020
Date of report (Date of earliest event reported)

RENASANT CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Renasant Corporation (the “Company”) held its 2020 Annual Meeting of Shareholders on April 28, 2020. Proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitations. At the meeting, shareholders voted on the following proposals:
•To elect five Class 3 directors, each to serve a three-year term expiring 2023;
•To approve the Renasant Corporation 2020 Long-Term Incentive Compensation Plan;
•To adopt a non-binding, advisory resolution approving the compensation of the Company's named executive officers in 2019; and
•To ratify the appointment of HORNE LLP as the Company's independent registered public accountants for 2020.
All of the Company’s nominees for directors as listed in the proxy statement were elected with the following vote:

	For	Votes Withheld
Class 3 Directors (term expiring in 2023)
Gary D. Butler	39,929,101	412,433
Marshall H. Dickerson	38,895,449	1,446,085
R. Rick Hart	38,463,858	1,877,676
Richard L. Heyer, Jr.	35,386,069	4,955,465
Michael D. Shmerling	38,946,239	1,395,295

There were 7,833,211 broker non-votes for each director on these proposals.

The 2020 Renasant Corporation Long-Term Incentive Compensation Plan was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
38,839,434	1,297,348	204,752	7,833,211
The non-binding, advisory resolution approving the compensation of the Company's named executive officers in 2019 was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
38,510,528	1,603,947	227,059	7,833,211
The appointment of HORNE LLP as the Company’s independent registered public accountants for 2020 was ratified with the following vote:

For	Against	Abstentions	Broker Non-Votes
47,613,201	399,693	161,851	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: April 30, 2020	By:	/s/ C. Mitchell Waycaster
C. Mitchell Waycaster
President and Chief Executive Officer